HIGHLAND RESOLUTE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
January 31, 2021 (Unaudited)

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (10.32%)
Vanguard S&P 500 ETF	65,658	$22,335,538

TOTAL EXCHANGE TRADED FUNDS
(Cost $17,101,905)		22,335,538

OPEN-END MUTUAL FUNDS (55.54%)
PIMCO Income Fund, Institutional Class	3,387,584	41,023,644
PIMCO Short-Term Fund, Institutional Class	2,410,180	23,740,270
Vanguard Institutional Index Fund	168,982	55,446,419
		120,210,333

TOTAL OPEN-END MUTUAL FUNDS
(Cost $105,683,954)		120,210,333

Description	Principal Amount	Value (Note 2)
GOVERNMENT & AGENCY OBLIGATIONS (2.59%)
U.S. Treasury Note
2.13%, 12/31/2021	$3,600,000	3,667,130
2.88%, 11/15/2021	1,900,000	1,941,566
		5,608,696

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $5,608,034)		5,608,696

Description	Shares	Value (Note 2)
Short-Term Investments (12.09%)
MONEY MARKET FUNDS (4.07%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.030%(a)	8,812,626	8,812,626

U.S. TREASURY BILLS (8.02%)
0.200%, 02/25/2021(b)	3,000,000	2,999,930
0.180%, 03/25/2021(b)	3,670,000	3,669,761
0.130%, 08/12/2021(b)	1,400,000	1,399,589
0.120%, 09/09/2021(a)(b)	3,000,000	2,998,808
0.100%, 11/04/2021(b)	1,900,000	1,899,010
0.100%, 12/02/2021(a)(b)	3,400,000	3,398,096
0.100%, 12/30/2021(b)	1,000,000	999,348
		17,364,542
TOTAL SHORT-TERM INVESTMENTS
(Cost $26,173,010)		26,177,168

TOTAL INVESTMENTS (80.54%)
(Cost $154,566,903)		$174,331,735

SEGREGATED CASH WITH BROKERS (20.17%)(c)		43,650,164

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.71%)		(1,534,838)
NET ASSETS (100.00%)		$216,447,061

(a)	Security position either entirely or partially held in a segregated account as collateral for written option contracts and total return swaps. Aggregate total fair value of $2,912,505.
(b)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(c)	Includes cash which is being held as collateral for written option contracts and total return swap contracts.

WRITTEN OPTION CONTRACTS (0.12%)
	Expiration	Strike		Premiums	Notional	Value
Counterparty	Date	Price	Contracts	Received	Value	(Note 2)
Call Option Contracts - (0.01%)
S&P 500® Index
Citigroup	02/05/2021	$3,855	(5)	$4,745	$(1,857,120)	$(2,650)
Citigroup	02/05/2021	3,930	(5)	9,395	(1,857,120)	(225)
Citigroup	02/10/2021	3,950	(5)	7,270	(1,857,120)	(895)
Citigroup	02/12/2021	3,855	(5)	7,935	(1,857,120)	(8,835)
Citigroup	02/16/2021	3,925	(5)	8,495	(1,857,120)	(2,275)
Citigroup	02/19/2021	3,970	(5)	7,745	(1,857,120)	(1,705)
Citigroup	02/24/2021	3,950	(5)	8,945	(1,857,120)	(3,735)

Put Option Contracts - (0.11%)
S&P 500® Index
Citigroup	02/01/2021	3,730	(5)	5,875	(1,857,120)	(20,055)
Citigroup	02/03/2021	3,680	(5)	7,775	(1,857,120)	(19,475)
Citigroup	02/03/2021	3,720	(5)	8,570	(1,857,120)	(27,520)
Citigroup	02/05/2021	3,615	(5)	8,995	(1,857,120)	(4,350)
Citigroup	02/05/2021	3,600	(5)	13,220	(1,857,120)	(14,750)
Citigroup	02/08/2021	3,690	(5)	9,195	(1,857,120)	(29,805)
Citigroup	02/10/2021	3,620	(5)	14,495	(1,857,120)	(21,850)
Citigroup	02/12/2021	3,490	(5)	17,155	(1,857,120)	(5,750)
Citigroup	02/16/2021	3,600	(5)	15,170	(1,857,120)	(23,855)
Citigroup	02/19/2021	3,640	(5)	13,670	(1,857,120)	(36,900)
Citigroup	02/24/2021	3,550	(5)	17,795	(1,857,120)	(28,765)

TOTAL WRITTEN OPTION CONTRACTS				$186,445	$(33,428,160)	$(253,395)

TOTAL RETURN SWAP CONTRACTS*
Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Melchior Segregated Portfolio(a)	$32,658,522	$32,684,068	100 bps	N/A	03/19/2021	$25,546
Morgan Stanley	PSAM Highland(b)	29,443,390	29,399,178	215 bps + 1M EURIBOR	-57 bps	06/03/2021	(44,212)
Morgan Stanley	Typhon Capital(c)	21,842,524	21,835,660	85 bps	N/A	09/08/2025	(6,864)
Morgan Stanley	WABR(d)	27,002,599	27,004,841	120 bps + 1M LIBOR	12 bps	09/01/2022	2,242
		$110,947,035	$110,923,747				$(23,288)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(b)	PSAM Highland employs an event driven strategy. The fund will primarily make investments in equity special situations and merger arbitrage. The strategy will also opportunistically allocate to liquid high yield credit positions when trading at stressed levels. The strategy will employ gross long exposure of up to 120%, and net exposure will typically vary from 40% to 80%.
(c)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.
(d)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

Common Abbreviations:

AQR - AQR Capital Management LLC.
BBA - British Bankers Association.
EURIBOR - Euro Interbank Offered Rate.
LIBOR - London Interbank Offered Rate.
PIMCO - Pacific Investment Management Company.
S&P - Standard & Poor's.
SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canada Dollar
CHF - Swiss Franc
EUR - Euro
GBP - Great British Pound
HUF - Hungarian Forint
ILS - Israeli New Shekel
INR - Indian Rupee
JPY - Japan Yen
KRW - South Korean Won
MXN - Mexico Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
PHP - Philippine Peso
PLN - Poland Zloty
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thailand Baht
TRY - Turkish Lira
USD - United States Dollar

See notes to Consolidated Quarterly Schedule of Investments.

TYPHON CAPITAL

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES

INDEX FUTURE CONTRACTS
CORN	56		-44,100	-0.20%	Morgan Stanley & Co. LLC
GOLD CMX	45		-221,640	-1.02%	Morgan Stanley & Co. LLC
HI GR. COPPER	30		-98,250	-0.45%	Morgan Stanley & Co. LLC
NATURAL GAS	3		-2,100	-0.01%	Morgan Stanley & Co. LLC
NATURAL GAS	2		-1,500	-0.01%	Morgan Stanley & Co. LLC
NATURAL GAS	2		-1,360	-0.01%	Morgan Stanley & Co. LLC
NATURAL GAS	2		-1,340	-0.01%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-730	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-590	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-510	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-470	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-460	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-430	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	1		-300	0.00%	Morgan Stanley & Co. LLC
NATURAL GAS	10		0	0.00%	Morgan Stanley & Co. LLC
WHEAT	84		91,350	0.42%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			-282,430	-1.29%

OPTIONS
LEAN HOGS	16		28,000	0.13%	Morgan Stanley & Co. LLC
LEAN HOGS	8		9,280	0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	16		14,080	0.06%	Morgan Stanley & Co. LLC
NATURAL GAS	40		5,200	0.02%	Morgan Stanley & Co. LLC
NATURAL GAS	20		2,600	0.01%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	10		9,100	0.04%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	5		5,750	0.03%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	5		5,750	0.03%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	5		4,550	0.02%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	5		4,550	0.02%	Morgan Stanley & Co. LLC
NYM EUR NATURAL GAS	5		4,550	0.02%	Morgan Stanley & Co. LLC
Options Total			93,410	0.43%

TOTAL LONG			-189,020

SECURITIES SOLD SHORT

INDEX FUTURE CONTRACTS
GOLD CMX	-15		13,382	0.06%	Morgan Stanley & Co. LLC
GOLD CMX	-15		12,750	0.06%	Morgan Stanley & Co. LLC
GOLD CMX	-15		6,900	0.03%	Morgan Stanley & Co. LLC
HI GR. COPPER	-30		95,250	0.44%	Morgan Stanley & Co. LLC
WHEAT	-84		-88,200	-0.40%	Morgan Stanley & Co. LLC
WHEAT	-28		-41,650	-0.19%	Morgan Stanley & Co. LLC
WHEAT	-28		14,013	0.06%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			12,445	0.06%

OPTIONS
LEAN HOGS	-16		-9,120	-0.04%	Morgan Stanley & Co. LLC
Options Total			-9,120	-0.04%

TOTAL SHORT			3,325

REMAINING SECURITIES AND CASH			22,021,355
Grand Total			21,835,660

WABR

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES
COMMON STOCKS
ACADIA REALTY REIT ORD (NYS)	10,297		149,307	0.55%
ALPHABET CL A ORD (NMS)	74		135,224	0.50%
AMERICOLD REALTY ORD (NYS)	4,323		150,916	0.56%
ARISTA NETWORKS ORD (NYS)	367		112,874	0.42%
BUNGE ORD (NYS)	2,877		188,270	0.70%
CM LIFE SCIENCES CL A ORD (NMS)	14,613		182,809	0.68%
EXXON MOBIL ORD (NYS)	3,019		135,372	0.50%
FIRST INDUSTRIAL REALTY TRUST ORD (NYS)	2,786		113,223	0.42%
FREEPORT MCMORAN ORD (NYS)	5,430		146,121	0.54%
HITACHI ORD (TYO)	2,958		121,596	0.45%
ISHARES IBOXX HIGH YIELD BOND ETF (PSE)	38,091		3,312,774	12.27%
ISHARES IBOXX INVT GRADE BOND ETF (PSE)	24,100		3,267,960	12.10%
KILROY REALTY REIT ORD (NYS)	2,161		122,377	0.45%
MEDICAL PROPERTIES REIT ORD (NYS)	6,626		139,875	0.52%
MICRON TECHNOLOGY ORD (NMS)	2,027		158,653	0.59%
MICROSOFT ORD (NMS)	847		196,469	0.73%
MID AMERICA APT COMMUNITI REIT ORD (NYS)	850		112,838	0.42%
PIEDMONT OFFICE REIT CL A ORD (NYS)	10,519		161,782	0.60%
PROCTER & GAMBLE ORD (NYS)	944		121,030	0.45%
REALPAGE ORD (NMS)	2,275		196,947	0.73%
REALTY INCOME REIT ORD (NYS)	1,932		114,104	0.42%
RPT REALTY ORD (NYS)	12,904		119,362	0.44%
SABRA HEALTH CARE REIT ORD (NMS)	6,962		116,892	0.43%
SLACK TECHNOLOGIES CL A ORD (NYS)	5,810		245,008	0.91%
SPIRIT REALTY CAPITAL REIT ORD (NYS)	3,411		131,528	0.49%
WEINGARTEN RLTY REIT ORD (NYS)	5,039		113,428	0.42%
WILLIS TOWERS WATSON ORD (NMS)	1,224		248,399	0.92%
XILINX ORD (NMS)	1,354		176,791	0.65%
COMMON STOCKS Total			10,491,929	38.85%

CORPORATE BONDS
BESPL EMTN 0.0000% 2035-01-15	700,000		190,162	0.70%
CORPORATE BONDS Total			190,162	0.70%

INTEREST RATE FUTURE CONTRACTS
ULTRA LONG TERM US TREASURY BOND Mar-21	14		-138,055	-0.51%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total			-138,055	-0.51%

TOTAL LONG			10,544,036

SECURITIES SOLD SHORT
COMMON STOCKS
3M ORD (NYS)	-846		-148,608	-0.55%
AMERICAN HOMES 4 RENT CL A REIT ORD (NYS)	-4,160		-125,757	-0.47%
AON CL A ORD (NYS)	-1,214		-246,564	-0.91%
BRANDYWINE REALTY REIT ORD (NYS)	-10,384		-114,224	-0.42%
CAMDEN PROPERTY REIT ORD (NYS)	-1,218		-124,419	-0.46%
CLOROX ORD (NYS)	-637		-133,426	-0.49%
ELECTRONIC ARTS ORD (NMS)	-1,173		-167,974	-0.62%
HEALTHPEAK PROPERTIES ORD (NYQ)	-4,290		-127,199	-0.47%
INVSC QQQ TRUST SRS 1 ETF (NMS)	-2,510		-789,544	-2.92%
ISHARES EXPANDED TECH STW SCTR ETF (BAT)	-790		-275,599	-1.02%
ISHARES RUSSELL 2000 ETF (PCQ)	-1,965		-403,927	-1.50%
ISHARES US REAL ESTATE ETF (PSE)	-1,829		-155,978	-0.58%
ISHARES US TECHNOLOGY ETF (PSE)	-2,329		-199,782	-0.74%
PROLOGIS REIT (NYS)	-1,211		-124,975	-0.46%
SPDR FUND CONSUMER STAPLES ETF (PSE)	-2,991		-191,694	-0.71%
SPDR S&P 500 ETF (PSE)	-2,864		-1,059,880	-3.92%
SPDR S&P RETAIL ETF (PSE)	-2,013		-177,164	-0.66%
SPDR S&P SEMICONDUCTOR ETF (PSE)	-686		-123,192	-0.46%
STORE CAPITAL ORD (NYS)	-4,259		-132,114	-0.49%
VANGUARD REAL ESTATE ETF (PSE)	-4,228		-359,211	-1.33%
COMMON STOCKS Total			-5,181,231	-19.19%

TOTAL SHORT			-5,181,231

REMAINING SECURITIES AND CASH			21,642,036
Grand Total			27,004,841

MELCHIOR SEGREGATED PORTFOLIO

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES

EQUITY SWAPS
ALTEN SA(PAR)		120,353	155,494	0.48%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-35,140
APPLUS SERVICES SA(MAD)		497,076	651,159	1.99%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-154,083
ASML HOLDING NV (EOE)		437,038	613,433	1.88%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-176,394
ASR NEDERLAND NV		624,275	852,598	2.61%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-228,323
AVON RUBBER PLC(LSE)		370,062	436,139	1.33%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-66,076
BEFESA SA(GER)		260,995	457,445	1.40%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/25/2021	-196,450
BOOHOO GROUP PLC		1,060,928	1,111,321	3.40%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	4 bps	3/26/2021	-50,394
BREEDON GROUP PLC		312,809	363,419	1.11%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-50,611
CARREFOUR SA(PAR)		1,618,112	1,582,842	4.84%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-55 bps	3/26/2021	35,270
CRH PLC(ISE)		243,646	316,572	0.97%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-72,926
ERSTE GROUP BANK AG(VIE)		456,459	570,625	1.75%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-114,166
FERGUSON PLC		401,536	625,699	1.91%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-224,163
FINECOBANK SPA(MIL)		449,985	587,512	1.80%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-137,527
FLUIDRA SA(MAD)		427,247	504,813	1.54%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-77,566
GAMES WORKSHOP GROUP PLC(LSE)		552,742	721,167	2.21%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-168,425
GRAFTON GROUP PLC-UTS(LSE)		411,449	498,520	1.53%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-87,071
GVS SPA(MIL)		402,239	561,836	1.72%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-159,596
HOWDEN JOINERY GROUP PLC		365,761	443,236	1.36%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-77,475
INFICON HOLDING AG-REG		155,037	239,064	0.73%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	-84,028
INTERTRUST NV		434,822	387,425	1.19%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	47,397
JUPITER FUND MANAGEMENT(LSE)		268,677	359,624	1.10%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-90,948
KONINKLIJKE PHILIPS NV(EOE)		343,001	375,673	1.15%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-32,671
KORIAN(PAR)		561,257	599,746	1.83%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-55 bps	3/26/2021	-38,490
LABORATORIOS FARMACEUTICOS R		443,152	590,985	1.81%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-147,832
LAMDA DEVELOPMENT SA(ATH)		370,302	424,274	1.30%	Morgan Stanley & Co. LLC	175 bps bps + 1M EURIB	-52 bps	2/23/2022	-53,972
LONDON STOCK EXCHANGE GROUP		408,586	446,466	1.37%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	-37,880
LONZA GROUP AG-REG		453,178	538,594	1.65%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	-85,417
MONCLER SPA(MIL)		190,416	266,364	0.81%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-75,948
MUSTI GROUP OY		555,868	757,710	2.32%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-201,841
PIAGGIO & C. S.P.A.		259,804	391,393	1.20%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-131,589
RECKITT BENCKISER GROUP PLC(LSE)		1,298,663	1,135,175	3.47%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	5 bps	3/26/2021	163,489
ROBERTET SA		614,925	726,157	2.22%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-111,233
ROCHE HOLDING AG-GENUSSCHEIN(SWX)		1,377,400	1,333,172	4.08%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	44,229
SBANKEN ASA		314,801	353,149	1.08%	Morgan Stanley & Co. LLC	55 bps bps + 1M NIBOR	23 bps	4/30/2021	-38,348
SOFTWARE AG		388,528	349,953	1.07%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/25/2021	38,575
SOFTWAREONE HOLDING AG		402,908	458,429	1.40%	Morgan Stanley & Co. LLC	55 bps bps + 1M LIBOR	-81 bps	3/26/2021	-55,521
THULE GROUP AB/THE(STO)		581,053	611,697	1.87%	Morgan Stanley & Co. LLC	55 bps bps + 1M STIBO	-6 bps	9/9/2021	-30,644
VIVENDI(PAR)		726,240	923,066	2.82%	Morgan Stanley & Co. LLC	55 bps bps + 1M EURIB	-52 bps	3/26/2021	-196,826
EQUITY SWAPS Total		19,161,332	22,321,945	68.30%

INDEX FUTURE CONTRACTS
EURO STOXX 50 PR P @ 3500 MAR 21	39.90		64,145	0.20%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			64,145	0.20%

TOTAL LONG			22,386,090

SECURITIES SOLD SHORT

EQUITY SWAPS
B&M EUROPEAN VALUE RETAIL SA		-354,396	-389,707	-1.19%	Morgan Stanley & Co. LLC	1D SONIA bps -35 bps	5 bps	3/26/2021	35,312
DAILY MAIL&GENERAL TST-A NV(LSE)		-221,082	-251,001	-0.77%	Morgan Stanley & Co. LLC	1D SONIA bps -35 bps	5 bps	3/26/2021	29,919
DJS MID 200 PR		-2,779,469	-3,156,531	-9.66%	Morgan Stanley & Co. LLC	1D EONIA bps -45 bps	-48 bps	7/29/2022	377,061
EUROFINS SCIENTIFIC(PAR)		-365,824	-430,103	-1.32%	Morgan Stanley & Co. LLC	1D EONIA bps -40 bps	-47 bps	3/26/2021	64,279
HEXAGON AB-B SHS(STO)		-301,294	-343,031	-1.05%	Morgan Stanley & Co. LLC	1W STIBO bps -50 bps	-6 bps	9/9/2021	41,737
LEARNING TECHNOLOGIES GROUP		-297,956	-387,209	-1.18%	Morgan Stanley & Co. LLC	1D SONIA bps -75 bps	5 bps	3/26/2021	89,253
NEL ASA		-489,483	-626,632	-1.92%	Morgan Stanley & Co. LLC	1W NIBOR bps -87.5 bps	17 bps	4/30/2021	137,149
STOXX-DJ SMALL 200 PRICE		-2,611,604	-2,879,611	-8.81%	Morgan Stanley & Co. LLC	1D EONIA bps -69 bps	-48 bps	7/29/2022	268,007
TEMENOS AG - REG		-274,649	-234,042	-0.72%	Morgan Stanley & Co. LLC	1D SARON bps -40 bps	-72 bps	3/26/2021	-40,608
ZOOPLUS AG(GER)		-345,308	-419,274	-1.28%	Morgan Stanley & Co. LLC	1D EONIA bps -150 bps	-47 bps	3/25/2021	73,966
EQUITY SWAPS Total		-8,041,065	-9,117,140	-27.89%

INDEX FUTURE CONTRACTS
EURO STOXX 50 MAR21	-116.18		125,657	0.38%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			125,657	0.38%

TOTAL SHORT			-8,991,483

REMAINING SECURITIES AND CASH			19,289,461
Grand Total			32,684,068

PSAM HIGHLAND

Description	Contracts/ Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/ Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES
COMMON STOCKS
AEROJET ROCKETDYNE HOLDINGS IN	19,633		1,021,726	3.48%
ALEXION PHARMACEUTICALS	9,432		1,446,249	4.92%
AMER EQ INV LIFE	2,894		84,484	0.29%
BLOOMIN' BRANDS INC	14,993		315,902	1.07%
BOMBARDIER B	325,957		155,479	0.53%
CALLAWAY GOLF	8,642		241,036	0.82%
CORELOGIC INC	7,465		562,041	1.91%
CROWN HOLDINGS	10,351		933,099	3.17%
ENERGY HARBOR CORP	30,431		826,707	2.81%
EPR PROPERTIES	6,567		260,327	0.89%
FIRSTENERGY CORP	9,058		278,610	0.95%
GRACE W R WI	4,914		285,095	0.97%
MAXIM INTEGRATED PRODUCTS	6,048		530,439	1.80%
MCKESSON EUROPE AG	28,902		915,479	3.11%
PLURALSIGHT INC-CLASS A	8,761		182,227	0.62%
PRIMO WATER ORD	35,394		546,836	1.86%
REALPAGE INC	12,772		1,105,631	3.76%
VARIAN MEDICAL	10,170		1,785,630	6.07%
VIRTUOSO ACQUISITION CORP	8,027		82,679	0.28%
WILLIAM HILL PLC	56,412		208,683	0.71%
WILLIS TOWERS WATSON PLC	3,562		722,918	2.46%
XPO LOGISTICS INC	5,772		637,283	2.17%
COMMON STOCKS Total			13,128,561	44.66%

CORPORATE BONDS
AMC 10.5 15APR2025 144A	167,353		176,341	0.60%
BBDBCN 6 15OCT2022 144A	392,767		396,761	1.35%
BBDBCN 6.125 15JAN2023 144A	712,348		717,994	2.44%
BBDBCN 7.5 15MAR2025 144A	285,915		274,702	0.93%
GARSRL 5.125 15OCT2026 144A	195,164		253,543	0.86%
GNW FRN 15NOV2036	592,810		272,585	0.93%
GTT 7.875 31DEC2024 144A	404,477		148,165	0.50%
HTZ 5.5 15OCT2024 144A	427,409		270,337	0.92%
HTZ 6 15JAN2028 144A	410,820		256,763	0.87%
HTZ 6.25 15OCT2022	172,720		107,518	0.37%
LB 6.875 01NOV2035	403,013		474,338	1.61%
LB 7.5 15JUN2029	171,256		195,803	0.67%
NEWLSQ 15.5 01NOV2023 144A	756,260		797,004	2.71%
NEWLSQ 17.5 01MAY2024 144A	210,777		182,454	0.62%
NUGGET 6.75 15OCT2024 144A	278,596		284,509	0.97%
PCG 4.75 15FEB2044	253,713		285,019	0.97%
TALOS 12 15JAN2026 144A	164,913		157,740	0.54%
UNIT 8.25 15OCT2023	425,945		442,756	1.51%
CORPORATE BONDS Total			5,694,331	19.37%

EQUITY SWAPS
G4S PLC		334,132	453,833	1.54%	Morgan Stanley & Co. LLC	65 bps bps + 1D SONIA	5 bps	12/15/2021	-119,702
EQUITY SWAPS Total		334,132	453,833	1.54%

OPTIONS
PUT - SPX $3550 EXP 03/19/2021	14		118,308	0.40%	Morgan Stanley & Co. LLC
Options Total			118,308	0.40%

TOTAL LONG			19,395,033

SECURITIES SOLD SHORT
COMMON STOCKS
ANALOG DEVICES	-3,810		-561,340	-1.91%
AON PLC	-3,847		-782,131	-2.66%
ASTRAZENECA PLC-SPONS ADR	-20,037		-1,013,872	-3.45%
SPDR S&P 500 ETF TRUST	-1,240		-458,986	-1.56%
COMMON STOCKS Total			-2,816,328	-9.58%

CORPORATE BOND
BBDBCN 7.875 15APR2027 144A	-108,804		-103,406	-0.35%
HBI 4.875 15MAY2026 144A	-78,553		-86,075	-0.29%
TLN 7.25 15MAY2027 144A	-83,433		-89,715	-0.31%
CORPORATE BONDS Total			-279,196	-0.95%

OPTIONS
PUT - SPX $3100 EXP 05/21/2021	-14		-104,168	-0.35%	Morgan Stanley & Co. LLC
Options Total			-104,168	-0.35%

TOTAL SHORT			-3,199,693

REMAINING SECURITIES AND CASH			13,203,837
Grand Total			29,399,178

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2021 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the Schedule of investments. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of January 31, 2021, net assets of the Fund were $216,447,061, of which $16,552,934, or 7.65%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying Consolidated Schedule of Investments were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the Consolidated Schedule of Investments in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Consolidated Schedule of Investments. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the Consolidated Schedule of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2021 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2021 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:

Highland Resolute Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$22,335,538	$–	$–	$22,335,538
Open-End Mutual Funds	120,210,333	–	–	120,210,333
Government & Agency Obligations	–	5,608,696	–	5,608,696
Short-Term Investments
Money Market Fund	3,063,607	–	–	3,063,607
U.S. Treasury Bills	–	17,364,542	–	17,364,542
Total	$145,609,478	$22,973,238	$–	$168,582,716
Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$27,788	$–	$27,788
Liabilities:
Written Option Contracts	(253,395)	–	–	(253,395)
Total Return Swap Contracts	–	(51,076)	–	(51,076)
Total	$(253,395)	$(23,288)	$–	$(276,683)

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The changes of the fair value of investments for which the Fund have used Level 3 inputs to determine the fair value are as follows:

Highland Resolute Fund	Common Stocks	Preferred Stocks	Total
Balance as of April 30, 2020	$359,388	$2,166,219	$2,525,607
Accrued Discount/Premium	-	-	-
Return of Capital	(234,517)	(1,413,555)	(1,648,072)
Realized Gain/(Loss)	193,736	1,167,727	1,361,463
Change in Unrealized Appreciation/(Depreciation)	25,542	153,957	179,499
Purchases	-	-	-
Sales Proceeds	(344,149)	(2,074,348)	(2,418,497)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of January 31, 2021	$-	$-	$-
Net change in unrealized Appreciation/(Depreciation) attributable to Level 3 investments held at January 31, 2021	$-	$-	$-

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2021 (Unaudited)

Federal Income Taxes: The Fund complies with the requirements under the Code, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the nine months ended January 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Island exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2021 (Unaudited)

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices, or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract. Swap agreements held at January 31, 2021 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Consolidated Schedule of investments.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.